                                  Exhibit 99.3

                              [Front Side of Form]

                          CELLULAR COMMUNICATIONS, INC.

                     ELECTION FORM AND LETTER OF TRANSMITTAL

         TO ACCOMPANY CERTIFICATES REPRESENTING SHARES OF SERIES A COMMON STOCK, PAR VALUE $.01 PER SHARE ("CCI SERIES A COMMON STOCK"), SERIES C COMMON STOCK, PAR VALUE $.01 PER SHARE ("CCI SERIES C COMMON STOCK"), REDEEMABLE PARTICIPATING CONVERTIBLE PREFERRED STOCK, PAR VALUE $.01 PER SHARE ("CCI REDEEMABLE PREFERRED STOCK"), AND CLASS A PREFERENCE STOCK, PAR VALUE $1.00 PER SHARE ("CCI CLASS A PREFERENCE STOCK") OF CELLULAR COMMUNICATIONS, INC. ("CCI") (COLLECTIVELY, "CCI STOCK") WHEN SUBMITTED PURSUANT TO AN ELECTION IN CONNECTION WITH THE MERGER OF CCI WITH AND INTO AIRTOUCH CELLULAR ("AIRTOUCH CELLULAR"), A WHOLLY OWNED SUBSIDIARY OF AIRTOUCH COMMUNICATIONS, INC. ("AIRTOUCH") OR, AT AIRTOUCH'S ELECTION, ANOTHER WHOLLY OWNED SUBSIDIARY OF AIRTOUCH (IN EITHER CASE, THE "SURVIVING CORPORATION").

         THE INSTRUCTIONS ACCOMPANYING THIS ELECTION FORM AND LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS ELECTION FORM AND LETTER OF TRANSMITTAL IS COMPLETED.

         EACH HOLDER OF CCI STOCK IS URGED TO DELIVER A PROPERLY COMPLETED ELECTION FORM [AND LETTER OF TRANSMITTAL NO LATER THAN 5:00 P.M. NEW YORK TIME ON ________________ 1996 TO ENSURE RECEIPT PRIOR TO THE EFFECTIVE TIME. 5:00 P.M., NEW YORK TIME ON THE LAST BUSINESS DAY PRIOR TO THE EFFECTIVE TIME FOR THE MERGER, IS THE ELECTION DEADLINE (AS SUCH TERM IS DEFINED BELOW) AT WHICH DATE A COMPLETED ELECTION FORM AND LETTER OF TRANSMITTAL, TOGETHER WITH YOUR STOCK CERTIFICATES, MUST BE RECEIVED BY THE EXCHANGE AGENT IN ORDER FOR ANY ELECTION CONTAINED HEREIN TO BE CONSIDERED. AS SOON AS THE DATE ON WHICH THE EFFECTIVE TIME IS ANTICIPATED TO OCCUR IS DETERMINED, AIRTOUCH AND CCI WILL PUBLICLY ANNOUNCE SUCH DATE, ALTHOUGH NO ASSURANCE CAN BE GIVEN THAT THE EFFECTIVE TIME WILL NOT BE DELAYED.

         Nominee record holders, which include a nominee, trustee or any other person that holds shares of CCI Stock in any capacity whatsoever on behalf of another person or entity ("Nominees"), are directed to Instruction 13 and, if submitting more than one election, must complete Box A below. Each record holder, other than a Nominee record holder, should indicate such holder's election in the boxes immediately under "ELECTION" below.

         AirTouch will regard any record holder of CCI Stock who has delivered a written demand for appraisal and who subsequently delivers an Election Form and Letter of Transmittal to the Exchange Agent as having withdrawn such demand for appraisal.

         The tax consequences to a holder of CCI Stock will vary depending upon, among other things, whether a unit election or cash election is made. For information as to the federal income tax consequences of receiving shares of AirTouch's 6.00% Mandatorily Convertible Class B Preferred Stock, Series 1996, Par Value $0.01 Per Share ("AirTouch Class B Preferred Stock") and AirTouch's 4.25% Convertible Class C Preferred Stock, Series 1996, Par Value $0.01 Per Share ("AirTouch Class C Preferred Stock") (collectively, "AirTouch Preferred Stock, Series 1996)" ) or cash in exchange for your shares of CCI Stock, see "THE MERGER--Certain Federal Income Tax Consequences" in the Proxy Statement-Prospectus dated _________,

1996 (the "Proxy Statement-Prospectus") delivered prior hereto. You are urged, in addition, to consult with your tax advisor.

IF YOUR STOCK CERTIFICATE(S) HAS BEEN EITHER LOST, STOLEN OR DESTROYED AND YOU REQUIRE ASSISTANCE IN REPLACING IT (THEM), CALL ___________ TOLL-FREE AT ______________ IMMEDIATELY TO RECEIVE INSTRUCTIONS REGARDING REPLACEMENT. SEE INSTRUCTION 12 ON THE REVERSE SIDE HEREOF. YOU CANNOT SUBMIT AN EFFECTIVE ELECTION FORM AND LETTER OF TRANSMITTAL WITHOUT ATTACHING YOUR STOCK CERTIFICATES TO THIS ELECTION FORM AND LETTER OF TRANSMITTAL; THEREFORE, IF YOU WISH TO MAKE AN EFFECTIVE ELECTION, IT IS CRITICAL THAT YOU ACT IMMEDIATELY TO OBTAIN REPLACEMENT STOCK CERTIFICATES.

TERMS NOT OTHERWISE DEFINED HEREIN SHALL HAVE THE MEANINGS GIVEN TO THEM IN THE PROXY STATEMENT-PROSPECTUS.

To ____________________:

         In connection with the merger (the "Merger") of Cellular Communications, Inc. ("CCI") with and into the Surviving Corporation and pursuant to an Agreement and Plan of Merger, dated as of April 5, 1996, by and among AirTouch, AirTouch Cellular and CCI (the "1996 Merger Agreement"), the undersigned hereby makes the election or elections set forth herein and surrenders to you for cancellation, as exchange agent (the "Exchange Agent"), certificates representing all of the undersigned's shares of CCI Stock (the "CCI Shares") listed below in exchange for the right to receive, for each CCI Common Equivalent Share (as defined below) represented thereby (i) $55.00 in cash without interest, subject to adjustment and proration as described in the Proxy Statement-Prospectus (the "Per Share Cash Consideration"), (ii) a unit of AirTouch Preferred Stock, Series 1996 (a "Unit") consisting of (A) a number of shares of AirTouch Class B Preferred Stock equal to the Class B Per-Unit amount and (B) a number of shares of AirTouch Class C Preferred Stock equal to the Class C Per-Unit Amount, subject to adjustment and proration as described in the Proxy Statement-Prospectus (collectively, the "Per Share Unit Consideration"), or (iii) a combination of a fractional Unit and cash. In addition, it is understood that the Exchange Agent will pay cash in lieu of any fractional shares of the AirTouch Preferred, Series 1996 in connection with the Merger. As used herein, the term "CCI Common Equivalent Share" means either (i) an individual issued and outstanding share of CCI Series A Common Stock and CCI Series C Common Stock (collectively "CCI Common Stock") or (ii) the number of shares of CCI Common Stock into which issued and outstanding shares of CCI Redeemable Preferred Stock and, CCI Class A Preference Stock are convertible. As used herein, the term "Merger Consideration" refers to the Per Share Unit Consideration, the Per Share Cash Consideration, a combination of a fractional Unit and cash, and any cash payable in lieu of fractional shares (less the $.01 in value per CCI Common Equivalent Share attributable to the CCI Rights Redemption).

         The undersigned understands that the election referred to above is subject to certain terms, conditions and limitations that have been set forth in the 1996 Merger Agreement, instructions on the reverse side hereof and the Proxy Statement-Prospectus. The 1996 Merger Agreement is included as Annex A to the Proxy Statement-Prospectus. Extra copies of this Election Form and Letter of Transmittal and the Proxy Statement-Prospectus may be requested from ____________________, as Exchange Agent, at the addresses or phone number shown below. The filing of this Election Form and Letter of Transmittal is acknowledgment of the receipt of the Proxy Statement-Prospectus.

         The undersigned hereby represents and warrants that the undersigned is as of the date hereof, and will be as of the Effective Time of the Merger, the registered holder of the CCI Shares, with good title to the above-described CCI Shares and full power and authority to sell, assign and transfer the CCI Shares represented by the enclosed certificates, free and clear of all liens, claims and encumbrances, and not subject to any adverse claims. The undersigned will, upon request, execute any additional documents necessary or desirable to complete the surrender and exchange of such CCI Shares. The undersigned hereby irrevocably appoints the Exchange Agent, as agent of the undersigned, to effect the exchange pursuant to the 1996 Merger

Agreement and the Instructions on the reverse side hereof. All authority conferred or agreed to be conferred in this Election Form and Letter of Transmittal shall be binding upon the successors, assigns, heirs, executors, administrators and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned.

                                    ELECTION

         Check the appropriate box below to make an election for each CCI Share to be converted into the right to receive, for each CCI Common Equivalent Share represented thereby, (i) $55.00 in cash, without interest, subject to adjustment and proration as described in the 1996 Merger Agreement (a "Cash Election"), OR
(ii) a Unit, subject to adjustment and proration in accordance with the 1996 Merger Agreement (a "Unit Election"), OR (iii) to indicate no election. If you make no election, your CCI Shares will be converted into either the Per Share Unit Consideration, the Per Share Cash Consideration or a combination of a fractional Unit and cash pursuant to the allocation procedures described in the Proxy Statement-Prospectus.

TO BE COMPLETED BY ALL
HOLDERS EXCEPT NOMINEES                                    / /  UNIT ELECTION
HOLDING SHARES ON
BEHALF OF MORE THAN ONE
PERSON OR ENTITY. SUCH             CHECK ONLY ONE BOX      / /  CASH ELECTION
NOMINEES MUST USE BOX A
BELOW TO MAKE VALID
ELECTIONS.                                                 / /  NO ELECTION


         _________________________, ACTING AS EXCHANGE AGENT, RESERVES THE RIGHT TO DEEM THAT YOU HAVE CHECKED THE "NO ELECTION" BOX IF:

         a.       NO CHOICE IS INDICATED ABOVE;


         b. YOU FAIL TO FOLLOW THE INSTRUCTIONS ON THIS ELECTION FORM AND LETTER OF TRANSMITTAL (INCLUDING SUBMISSION OF YOUR CCI STOCK CERTIFICATES) OR OTHERWISE FAIL TO PROPERLY MAKE AN ELECTION; OR

         c. A COMPLETED ELECTION FORM AND LETTER OF TRANSMITTAL (INCLUDING SUBMISSION OF YOUR CCI STOCK CERTIFICATES) IS NOT ACTUALLY RECEIVED BY THE ELECTION DEADLINE.

         Both the number of CCI Common Equivalent Shares to be converted into the right to receive cash and the number of such shares to be converted into the right to receive Units in the Merger are fixed under the terms of the 1996 Merger Agreement. Accordingly, no assurance can be given that an election by any given stockholder can be accommodated. Rather, the election by each holder of CCI Stock will be subject to the results of the allocation and proration procedures described herein and in more detail in the Proxy Statement-Prospectus. See "THE MERGER--Description of Election Procedures" and "--Conversion of Shares of CCI Stock" in the Proxy Statement-Prospectus and Instruction 3 hereto.

         If the elections result in an oversubscription of either the Per Share Unit Consideration or the Per Share Cash Consideration, the procedures for allocating AirTouch Preferred Stock, Series 1996 and cash set forth in the 1996 Merger Agreement and described in the Proxy Statement-Prospectus will be followed by the Exchange Agent. See "THE MERGER--Description of Election Procedures" and "--Conversion of Shares of CCI Stock" in the Proxy Statement-Prospectus and Instruction 3 hereto.

         Prior to the Election Deadline (specified in Instruction 1), this Election Form and Letter of Transmittal should be (i) completed and signed in the space provided below and on the Substitute Form W-9 and

(ii) mailed or delivered with your certificates representing CCI Shares to the Exchange Agent at either of the following addresses:

           BY MAIL:             FOR INFORMATION CALL:      BY HAND/OVERNIGHT COURIER:

            [Bank]             (    )                                [Bank]
  -------------------------     ----  ----------------          ---------------
        --------------                                       ----------------------
        --------------                                      ------------------------
- -----------------------------                           --------------------------------

         The method of delivery of the certificates representing the CCI Shares and all other required documents is at the election and risk of the owner; however, if the stock certificates are sent by mail, it is recommended that they be sent by certified mail, appropriately insured, with return receipt requested.

===============================================================================================
                          DESCRIPTION OF SHARES OF CCI STOCK ENCLOSED
- -----------------------------------------------------------------------------------------------
 Name and Address of Registered Holder(s)                 Certificate(s) Enclosed
(Please fill in, if blank, exactly as Name                 (Please list below--
        appears on Certificate(s))                 attach additional list if necessary)
- -----------------------------------------------------------------------------------------------
                                             Class of           Certificate           Number of
                                            CCI Stock            Number(s)             Shares
                                            ---------------------------------------------------

                                            ---------------------------------------------------

                                            ---------------------------------------------------

                                            ---------------------------------------------------

                                            ---------------------------------------------------

                                            ---------------------------------------------------

                                            ---------------------------------------------------

                                            ---------------------------------------------------

                                            ---------------------------------------------------

                                                                Total Number of Shares:
===============================================================================================


BOX A: TO BE COMPLETED ONLY BY A NOMINEE, TRUSTEE OR ANY OTHER PERSON THAT HOLDS SHARES OF CCI Stock IN ANY CAPACITY WHATSOEVER ON BEHALF OF MORE THAN ONE PERSON OR ENTITY AND THAT WISHES TO SUBMIT MULTIPLE ELECTIONS.

If this Box A is completed, the undersigned, acting for itself and as nominee, trustee or in another representative capacity on behalf of another person or entity, hereby submits the following elections and attaches share certificates for all shares held of record by the undersigned (attach additional sheets if necessary).

- --------------------------------------------------------------------------------------------------------------------
                                                                                             Check One:
                         Total Number of Shares of CCI Common Stock,
   Number of            CCI Redeemable Preferred Stock and CCI Class A           Cash           Unit           No
  Election(s)                Preference Stock Subject to Election              Election       Election      Election
- --------------------------------------------------------------------------------------------------------------------
       1
- --------------------------------------------------------------------------------------------------------------------
       2
- --------------------------------------------------------------------------------------------------------------------
       3
- --------------------------------------------------------------------------------------------------------------------
       4
- --------------------------------------------------------------------------------------------------------------------
       5
- --------------------------------------------------------------------------------------------------------------------
       6
- --------------------------------------------------------------------------------------------------------------------
       7
- --------------------------------------------------------------------------------------------------------------------

         Unless otherwise indicated below under "SPECIAL ISSUANCE AND PAYMENT INSTRUCTIONS," in exchange for the enclosed certificates, the undersigned requests delivery of the Merger Consideration.

Similarly, unless otherwise indicated under "SPECIAL DELIVERY INSTRUCTIONS," the undersigned requests that the Merger Consideration be mailed to the undersigned at the address shown above. In the event that both the "SPECIAL DELIVERY INSTRUCTIONS" and the "SPECIAL ISSUANCE AND PAYMENT INSTRUCTIONS" are completed, please issue the Merger Consideration, as the case may be, in the name of, and mail the Merger Consideration to, the person or entity so indicated at the address so indicated. Appropriate signature guarantees have been included with respect to CCI Shares for which Special Delivery Instructions and/or Special Issuance and Payment Instructions have been given. The proceeds of the CCI Rights Redemption that it is applicable to such CCI Shares will be paid in the same manner as the Merger Consideration.

         In the event that the 1996 Merger Agreement is terminated pursuant to its terms, the Exchange Agent will promptly return stock certificates representing CCI Shares previously submitted with Election Forms and Letters of Transmittal. In such event, CCI shares held through The Depository Trust Company are expected to be available for sale or transfer promptly following the termination of the 1996 Merger Agreement; however, certificates representing CCI Shares held directly by holders of CCI Stock will be returned by registered mail (with attendant delay). The Exchange Agent and AirTouch have agreed to use their commercially reasonable efforts to cooperate with CCI and holders of CCI Stock to facilitate return of certificates representing CCI Shares in the event of such termination, but return other than by registered mail will only be made at the expense, written direction and risk of holders of CCI Stock, accompanied by a pre-paid, pre-addressed return courier envelope sent to the Exchange Agent.

                          SPECIAL ISSUANCE AND PAYMENT
                                  INSTRUCTIONS
                        (SEE INSTRUCTIONS 1, 4, 5 and 10)

To be completed ONLY if the certificate representing the Per Share Unit Consideration or the check representing the Per Share Cash Consideration or cash in lieu of fractional shares, as the case may be, is to be issued in the name of and mailed to someone other than the undersigned. NOTE: THE PERSON NAMED IN THESE SPECIAL ISSUANCE AND PAYMENT INSTRUCTIONS MUST BE THE PERSON WHO COMPLETES THE SUBSTITUTE FORM W-9.

Issue the certificate representing the Per Share Unit Consideration or the check representing the Per Share Cash Consideration or cash in lieu of fractional shares to:


Name
    ----------------------------------------------------------------------------
                                 (Please Print)

Address
       -------------------------------------------------------------------------

- --------------------------------------------------------------------------------
                               (Include Zip Code)

                          SPECIAL DELIVERY INSTRUCTIONS
                         (SEE INSTRUCTIONS 1, 4 AND 10)

To be completed ONLY if the certificate representing the Per Share Unit Consideration or the check representing the Per Share Cash Consideration or cash in lieu of fractional shares, as the case may be, issued in the name of the undersigned is to be sent to someone other than the undersigned or to the undersigned at an address other than that shown above.

Mail the certificate representing the Per Share Unit Consideration or the check representing the Per Share Cash Consideration or cash in lieu of fractional shares to:


Name
    ----------------------------------------------------------------------------
                                 (Please Print)

Address
       -------------------------------------------------------------------------

- --------------------------------------------------------------------------------
                               (Include Zip Code)


         The undersigned represents and warrants that the undersigned has full power and authority to transfer the CCI Shares surrendered hereby and that the transferee will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim when the shares are accepted for exchange by the Exchange Agent. The undersigned will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or AirTouch to be necessary and desirable to complete the transfer of the CCI Shares surrendered hereby.

Dated:                                                                   , 19
      -------------------------------------------------------------------    --
                                PLEASE SIGN HERE

- -     -------------------------------------------------------------------------

- -     -------------------------------------------------------------------------

Signature(s) of registered holder(s) must be EXACTLY as name(s) appear(s) on the box headed "Description of Shares of CCI Stock Enclosed" or on the assignment authorizing transfer.

If signed by an attorney, trustee, executor, administrator, guardian, officer or other person acting in a fiduciary or representative capacity, the capacity of the person signing should be indicated. (See Instruction 8.)


Dated:                               , 1996
       ------------------------------

Name(s):

- --------------------------------------------------------------------------------
                                 (Please Print)


Capacity:
          -------------------------------------
Area Code and
Telephone Number:
                  -----------------------------

THE EXCHANGE AGENT HAS BEEN INSTRUCTED NOT TO MAKE ANY EXCHANGE OF YOUR SHARES UNTIL THIS ELECTION FORM AND LETTER OF TRANSMITTAL HAS BEEN EXECUTED AND DELIVERED TO THE EXCHANGE AGENT TOGETHER WITH YOUR STOCK CERTIFICATES.

- --------------------------------------------------------------------------------

                                    PAYER'S NAME:  THE BANK OF NEW YORK
SUBSTITUTE FORM W-9                   PART 1--PLEASE PROVIDE YOUR TAX-
(SEE INSTRUCTION 11)                  PAYER IDENTIFICATION NUMBER IN THE    ---------------------------------
                                      BOX AT RIGHT AND CERTIFY BY              Social Security Number(s)
PLEASE FILL IN YOUR NAME AND          SIGNING AND DATING BELOW.  See the    OR
ADDRESS BELOW                         enclosed "Guidelines for
                                      Certification of Taxpayer Status"     ---------------------------------
                                      for instructions.                      Employer Identification Number


Name (if joint names, list first      CERTIFICATION--UNDER PENALTIES OF     PART 2--
and circle the name of the person     PERJURY, I CERTIFY THAT:
or entity whose name is entered                                             Exempt Payees     / /
in Part 1)                               (1) The number shown on this
                                      form is my correct Taxpayer
- ---------------------------------     Identification Number (or I am        PART 3--
  Address (number and street)         waiting for a number to be issued
                                      to me) and                            Awaiting TIN      / /
- ---------------------------------
   City, State and Zip Code              (2) I am not subject to backup
                                      withholding because (a) I am
                                      exempt from backup withholding or
                                      (b) I have not been notified by
                                      the Internal Revenue Service
                                      ("IRS") that I am subject to back
                                      up withholding as a result of a
                                      failure to report all interest or
                                      dividends, or (c) the IRS has
                                      notified me that I am no longer
                                      subject to backup withholding.

DEPARTMENT OF THE TREASURY            CERTIFICATION INSTRUCTIONS--You must cross out item (2) above if you have been
INTERNAL REVENUE SERVICE              notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you are subject to backup withholding you received another notification from the IRS stating that you are no longer subject to backup withholding, do not cross out item (2). If you are exempt from backup withholding, check the box in Part 2 above.

PAYER'S REQUEST FOR TAXPAYER
IDENTIFICATION NUMBER (TIN)           Signature                                     Date              , 1996
                                                ---------------------------------        -------------

         NOTE: FAILURE TO COMPLETE AND RETURN THIS ELECTION FORM AND LETTER OF TRANSMITTAL MAY RESULT IN BACKUP WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE MERGER OF CCI WITH AND INTO AIRTOUCH CELLULAR. PLEASE REVIEW THE ENCLOSED "GUIDELINES FOR CERTIFICATION OF TAXPAYER STATUS" FOR ADDITIONAL DETAILS.

           YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED
                 THE BOX IN PART 3 OF THE SUBSTITUTE FORM W-9.

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

         I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number within 60 days, 31% of all reportable payments made to me thereafter will be withheld until I provide such number.

                                                                         , 1996
- ------------------------------------------    ---------------------------
         Signature                                          Date


                               SIGNATURE GUARANTEE
               (REQUIRED ONLY IN CASES SPECIFIED IN INSTRUCTION 5)

The undersigned hereby guarantees the signature(s) which appear(s) on this Election Form and Letter of Transmittal:


- --------------------------------------------------------------------------------
                  (Name of Firm Providing Signature Guarantee)
                                 (Please Print)


- --------------------------------------------------------------------------------
                           (Fix medallion stamp above)

Dated:                     , 1996
      ---------------------

                             [Reverse Side of Form]

                                  INSTRUCTIONS

         Holders of CCI Stock will not receive any certificates representing shares of the Per Share Unit Consideration or the check representing the Per Share Cash Consideration or cash in lieu of fractional shares (if any) in exchange for their certificates representing CCI Shares or any dividends payable on such shares of AirTouch Preferred Stock, Series 1996 comprising the Per Share Unit Consideration, until the certificates representing CCI Shares owned by such holders are received by the Exchange Agent at one of the addresses set forth on the front hereof, together with such documents as the Exchange Agent may require and until the same are processed for exchange by the Exchange Agent. No interest will accrue on the Per Share Cash Consideration, the cash in lieu of fractional shares or such dividends. If your stock certificate(s) is lost, stolen or destroyed, please refer to Instruction 12 below.

         UNLESS THE SPECIAL CIRCUMSTANCES DESCRIBED BELOW IN INSTRUCTION 13 APPLY, A HOLDER OF CCI STOCK MUST CHECK ONE BOX ON THE REVERSE HEREOF IMMEDIATELY UNDER THE CAPTION "ELECTION" TO MAKE AN EFFECTIVE ELECTION.

         You should understand that your election is subject to certain terms, conditions and limitations that have been set out in the 1996 Merger Agreement and the Proxy Statement-Prospectus. The 1996 Merger Agreement is included as Annex A to the Proxy Statement-Prospectus. Extra copies of the Proxy Statement-Prospectus may be requested from the Exchange Agent, at the addresses or phone number shown on the front of these Instructions. The filing of this Election Form and Letter of Transmittal is acknowledgment of the receipt of the Proxy Statement-Prospectus.

         i. ELECTION DEADLINE. For any election contained herein to be considered, this Election Form, properly completed, and the related certificates for CCI Shares, must be received by the Exchange Agent at one of the addresses on the front of this Election Form and Letter of Transmittal no later than the Election Deadline which is 5:00 p.m., New York time, on the last business day before the Effective Time of the Merger. As soon as the date on which the Effective Time is anticipated to occur is determined, AirTouch and CCI will publicly announce such date, although no assurance can be given that the Effective Time will not be delayed. All elections may be revoked until 5:00 P.M. New York time on the last business day prior to the Effective Time. The Exchange Agent will determine whether any Election Form and Letter of Transmittal is received on a timely basis and whether an Election Form and Letter of Transmittal has been properly completed.

         ii. REVOCATION OR CHANGE OF ELECTION FORM. Any Election Form and Letter of Transmittal may be revoked or changed by written notice from the person submitting such Election Form and Letter of Transmittal to the Exchange Agent, but to be effective such notice must be received by the Exchange Agent at or prior to the Election Deadline. The Exchange Agent will have reasonable discretion to determine whether any revocation or change is received on a timely basis and whether any such revocation or change has been properly made.

         iii. ELECTION PROCEDURES/ALLOCATION. As set forth in the Proxy Statement-Prospectus, both the number of CCI Common Equivalent Shares to be converted into the right to receive cash and the number of such shares to be converted into the right to receive Units in the Merger are fixed under the terms of the 1996 Merger Agreement. Accordingly, no assurance can be given that an election by any given stockholder can be accommodated. Rather, the election by each holder of CCI Stock will be subject to the results of the allocation and proration procedures described in the Proxy Statement-Prospectus. If the elections result in an oversubscription of either the Per Share Unit Consideration or the Per Share Cash Consideration, the procedures for allocating AirTouch Preferred Stock, Series 1996 and cash set forth in the 1996 Merger Agreement and described in the Proxy Statement-Prospectus will be followed by the Exchange Agent. Thus, an election made by you may not be honored in certain circumstances. See "THE MERGER--Election Procedures" and "--Conversion of Shares of CCI Stock" in the Proxy Statement-Prospectus.

         iv. NO FRACTIONAL INTERESTS. Each holder of CCI Shares exchanged pursuant to the Merger who would otherwise have been entitled to receive a fraction of a share of AirTouch Preferred Stock, Series 1996, after taking into account all certificates delivered by such holder, shall receive, in lieu thereof, cash (without interest) in an amount equal to such fractional part of share of AirTouch Preferred Stock, Series 1996 multiplied by the Preferred Stock Issue Price (in the case of the AirTouch Class B Preferred Stock) or $50.00 (in the case of AirTouch Class C Preferred Stock). No such holder shall be entitled to dividends, voting rights or any other rights as a stockholder in respect of any fractional share of AirTouch Preferred Stock, Series 1996.

         v. GUARANTEE OF SIGNATURES. Signatures on this Election Form and Letter of Transmittal must be guaranteed by an eligible guarantor institution pursuant to Rule 17Ad-15 promulgated under the Securities Exchange Act of 1934 (an "Eligible Institution") unless (i) the Election Form and Letter of Transmittal is signed by the registered holder(s) of the CCI Shares tendered therewith and such holder(s) has (have) not completed the "Special Issuance and Payment Instructions" on the reverse side hereof or (ii) the CCI Shares described above are delivered for the account of an Eligible Institution. IN ALL OTHER CASES ALL SIGNATURES MUST BE GUARANTEED BY AN ELIGIBLE INSTITUTION. Public notaries cannot execute acceptable guarantees of signatures.

         vi. DELIVERY OF ELECTION FORM AND CERTIFICATES. This Election Form and Letter of Transmittal, properly completed and duly executed, together with the certificate(s) representing the CCI Shares, should be delivered to the Exchange Agent at one of the addresses set forth on the reverse side hereof. The method of delivery of the certificates representing the CCI Shares and all other required documents is at the election and risk of the owner of such CCI Shares; however, if the stock certificates are sent by mail, it is recommended that they be sent by certified mail, appropriately insured, with return receipt requested.

         vii. INADEQUATE SPACE. If the space provided herein is inadequate, the class of CCI Shares, the stock certificate numbers and the numbers of CCI Shares represented thereby should be listed on additional sheets attached hereto.

         viii. SIGNATURES ON ELECTION FORM, STOCK POWERS AND ENDORSEMENTS.

         (A) All signatures must correspond exactly with the name written on the face of the stock certificate(s) without alteration, variation or any change whatsoever.

         (B) If the stock certificate(s) surrendered hereby is owned of record by two or more joint owners, all such owners must sign this Election Form and Letter of Transmittal.

         (C) If any surrendered CCI Shares are registered in different names on several stock certificates, it will be necessary to complete, sign and submit as many separate Election Forms and Letters of Transmittal as there are different registrations of stock certificates.

         (D) If this Election Form is signed by a person(s) other than the registered holder(s) of the certificates listed (other than as set forth in paragraph (e) below), the certificates must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name of the registered holder(s) appears on the certificate.

         (E) If the Election Form and Letter of Transmittal is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity and such person is not the registered stockholder, it must indicate the capacity when signing and must submit proper evidence of his or her authority to act.

         ix. STOCK TRANSFER TAXES. In the event that any transfer or other taxes become payable by reason of the issuance of the Merger Consideration in any name other than that of the record holder, such transferee or assignee must pay such tax to the Exchange Agent or must establish to the satisfaction of the Exchange Agent that such tax has been paid.



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
         x. SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS. Indicate the name and/or address of the person(s) to whom the Per Share Unit Consideration or the check representing the Per Share Cash Consideration or cash in lieu of fractional shares (if any) is to be issued and sent, if different from the name and/or address of the person(s) signing this Election Form and Letter of Transmittal.

         xi. WITHHOLDING. Each surrendering stockholder is required to provide the Exchange Agent with such holder's correct Taxpayer Identification Number ("TIN") on the Substitute Form W-9 and to certify whether the stockholder is subject to backup withholding. The TIN that must be provided is that of the registered holder of the certificate(s) or of the last transferee appearing in the transfers attached to or endorsed on the certificate(s) or, if the check is made payable to another person as provided in the box on the reverse side hereof entitled "Special Issuance and Payment Instructions," then the TIN of such person(s). Failure to provide the information on the form may subject the surrendering stockholder to 31% federal income tax withholding on payments made to such surrendering stockholder with respect to the CCI Shares and on future dividends paid by AirTouch. A holder must cross out item (2) in the Certification box of Substitute Form W-9 if such holder has been notified by the Internal Revenue Service that such holder is currently subject to backup withholding. The box in Part 3 of the form should be checked if the surrendering holder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 3 is checked and the Exchange Agent is not provided with a TIN within 60 days thereafter, AirTouch will withhold 31% of all such payments and dividends until a TIN is provided to the Exchange Agent. Foreign investors should consult their tax advisors regarding the need to complete IRS Form W-8 and any other forms that may be required.

         xii. LOST, STOLEN OR DESTROYED CERTIFICATES. You cannot submit an effective Election Form and Letter of Transmittal without attaching your stock certificates to this Election Form and Letter of Transmittal. If your stock certificate(s) has (have) been either lost, stolen or destroyed, a completed affidavit of loss must be submitted to the Exchange Agent. You are urged to call ______________ toll-free at _______________ immediately to receive instructions as to the steps you must take in order to effect an exchange of your shares of CCI Stock.

         xiii. HOLDERS WHO ARE NOMINEES, TRUSTEES OR OTHER REPRESENTATIVES. Each holder of record is entitled to make an election and submit an Election Form and Letter of Transmittal covering all shares of CCI Stock actually held of record by such holder. Nominee record holders, which include nominees, trustees or any other person that holds shares of CCI Stock in any capacity whatsoever on behalf of more than one person or entity, are entitled to make an election for such nominee record holders as well as an election on behalf of each beneficial owner of shares of CCI Stock held through such nominee record holders, but such elections must be made on one Election Form and Letter of Transmittal. Beneficial owners who are not record holders are not entitled to submit Election Forms and Letters of Transmittal. Persons submitting an Election Form and Letter of Transmittal on behalf of a registered stockholder as trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or acting in another fiduciary or representative capacity should refer to Instruction 8 above.

         xiv. MISCELLANEOUS. Neither AirTouch nor the Exchange Agent is under any duty to give notification of defects in any Election Form and Letter of Transmittal. AirTouch and the Exchange Agent shall not incur any liability for failure to give such notification, and each of AirTouch and the Exchange Agent has the absolute right to reject any and all Election Forms and Letters of Transmittal not in proper form or to waive any irregularities in any Election Form and Letter of Transmittal.

         xv. INFORMATION AND ADDITIONAL COPIES. Information and additional copies of this Election Form and Letter of Transmittal may be obtained by telephoning toll-free ___________________.

                            IMPORTANT TAX INFORMATION

         Under the Federal income tax law, the Exchange Agent is required to file a report with the Internal Revenue Service ("IRS") disclosing any payments of cash being made to each holder of certificates formerly representing CCI Shares pursuant to the Merger Agreement and to impose 31% backup withholding if required. If the correct certifications on Substitute Form W-9 are not provided, a $50 penalty may be imposed by the IRS and payments made for CCI Shares or for surrender of fractional certificate(s) may be subject to backup withholding of 31%. Withholding is also required if the IRS notifies the recipient that it is subject to backup withholding as a result of a failure to report interest and dividends.

         In order to avoid backup withholding of Federal income tax resulting from a failure to provide a correct certification, a United States (U.S.) citizen or resident or other U.S. entity must, unless an exemption applies, provide the Exchange Agent with his correct Taxpayer Identification Number ("TIN") on Substitute Form W-9 as set forth on this Election Form and Letter of Transmittal. Such person must certify under penalties of perjury that such number is correct and that such holder is not otherwise subject to backup withholding. The TIN that must be provided is that of the registered holder of the certificate(s) or of the last transferee appearing on the transfers attached to or endorsed on the certificate(s) (or, if a check is made payable to another person as provided in the box entitled "SPECIAL ISSUANCE AND PAYMENT INSTRUCTIONS," then the TIN of such person). Foreign investors should consult their tax advisors regarding the need to complete IRS Form W-8 and any other forms that may be required.

         Backup withholding is not an additional Federal income tax. Rather, the federal income tax liability of a person subject to backup withholding will be the amount of tax withheld. If backup withholding results in an overpayment of taxes, a refund may be obtained from the IRS.

         Please read the enclosed Guidelines for Certification of Taxpayer Status for additional important information on how to complete the Substitute Form W-9.

                                      -12-